UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

KRISPY KREME DOUGHNUTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

June 3, 2013

Dear Fellow Shareholder:

We have previously sent to you proxy material for Krispy Kreme Doughnuts, Inc.’s Annual Meeting of Shareholders to be held on June 18, 2013. Your Board of Directors recommends that shareholders vote FOR all of the nominees for director in Proposal 1 and FOR Proposals 2 through 4.

Your vote is important, no matter how many or how few shares you may own. To ensure that your shares are represented at the meeting, please vote today by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

James H. Morgan
Chairman of the Board, President
and Chief Executive Officer

REMEMBER:
You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.

KRISPY KREME DOUGHNUTS, INC. 370 KNOLLWOOD STREET WINSTON-SALEM, NC 27103
VOTE BY TELEPHONE OR INTERNET QUICK * * * EASY * * * IMMEDIATE
Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: Call Toll-Free on a Touch-Telephone 1-800-690-6903. There is NO CHARGE to you for this call. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 17, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET: The web address is www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 17, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Krispy Kreme Doughnuts, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VIEW PROXY STATEMENTS AND ANNUAL REPORTS ON THE INTERNET: If you agree to view future Proxy Statements and Annual Reports of the Company on the Internet instead of receiving paper copies in the mail, as described in the accompanying Proxy Statement (to the extent the Company makes such option available), please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL PROXY CARD. THANK YOU FOR VOTING.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M60279-P38274	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KRISPY KREME DOUGHNUTS, INC.

The Board of Directors recommends you vote FOR
the Directors listed in Proposal 1.
Vote on Directors
1.	ELECTION OF CLASS II DIRECTORS
Nominees:
	01)	Charles A. Blixt
	02)	Lynn Crump-Caine
	03)	Robert S. McCoy, Jr.

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐
The Board of Directors recommends you vote FOR Proposals 2, 3 and 4.		For	Against	Abstain

Vote on Other Matters

2.	Advisory approval of the compensation of our named executive officers as disclosed in our 2013 Proxy Statement.	☐	☐	☐

3.	Approval of Articles of Amendment to the Restated Articles of Incorporation.	☐	☐	☐

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for its fiscal year ending February 2, 2014.	☐	☐	☐

This proxy is solicited on behalf of the Board of Directors.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4.

If any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, or if cumulative voting is required, the persons named in this proxy are authorized to vote in their discretion in accordance with their best judgment.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

KRISPY KREME DOUGHNUTS, INC.
Annual Meeting of Shareholders
Tuesday, June 18, 2013, 9:00 AM
Marriott Hotel
Hearn Grand Ballroom
425 North Cherry Street
Winston-Salem, North Carolina 27101

ADMISSION TICKET

     Only shareholders of record as of the close of business on April 12, 2013, or their duly appointed proxies, are entitled to attend the Annual Meeting.

     Each Admission Ticket will admit the named shareholder and a guest. Seating is limited at the Annual Meeting, so please plan on arriving early. All shareholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF OF OWNERSHIP, YOU WILL NOT BE ADMITTED INTO THE ANNUAL MEETING.

     When you arrive at the Annual Meeting site, please fill in your complete name in the space provided below and submit this Ticket to one of the attendants at the registration desk. This Ticket is not transferable.

Shareholder Name: _______________________________________
ê IF YOU PLAN TO ATTEND THE MEETING, DETACH ADMISSION TICKET HERE �� ê
M60280-P38274

Krispy Kreme Doughnuts, Inc.
370 Knollwood Street
Winston-Salem, North Carolina 27103
Attention: Secretary

       The undersigned hereby appoints James H. Morgan and Douglas R. Muir, or either of them, as proxies of the undersigned to vote the common stock of the undersigned at the Annual Meeting of Shareholders of Krispy Kreme Doughnuts, Inc. (the “Company”) to be held on June 18, 2013, and at any adjournment or postponement thereof.
       The Board of Directors recommends a vote "FOR": (1) the election of the directors named in this proxy and accompanying Proxy Statement, (2) the advisory approval of the compensation of the Company's named executive officers as disclosed in the accompanying Proxy Statement, (3) the approval of Articles of Amendment to the Restated Articles of Incorporation, and (4) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for its fiscal year ending February 2, 2014; and unless instructions to the contrary are indicated in the space provided, this proxy will be so voted.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side